UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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DGT Holdings CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on March 8, 2011.

DGT HOLDINGS CORP.

Meeting Information

Meeting Type:  Annual
For holders as of:  January 19, 2011
Date:  March 8, 2011           Time:  10:00 AM EST
Location:  OLSHAN GRUNDMAN FROME
                   ROSENZWEIG & WOLOSKY LLP
PARK AVENUE TOWER
65 EAST 55TH STREET
NEW YORK, NY 10022

DGT HOLDINGS CORP. ATTN: MARK A. ZORKO 100 PINE AIRE DRIVE BAY SHORE, NY 11706
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

-------  Before You Vote  -------

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT ON FORM 10K.

How to View Online:
Have the information that is printed in the box marked by the arrow  à XXXX XXXX XXXX
(located on the following page) and visit: www.proxyvote.com.

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          1)  BY INTERNET:      www.proxyvote.com
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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	ELECTION OF DIRECTORS:		The Board of Directors recommends that you vote 1 year on the following proposal:

	The election of the following nominees to the Board of Directors, to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and shall qualify:		4.	TO VOTE, ON AN ADVISORY BASIS, ON THE FREQUENCY AT WHICH THE COMPANY SHOULD INCLUDE AN ADVISORY VOTE REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITS PROXY STATEMENT.

	Nominees:		The Board of Directors recommends you vote FOR Proposal 5:

	01) 02)	JAMES R. HENDERSON GENERAL MERRILL A. MCPEAK	5.	TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 30, 2011.
	03)	JAMES A. RISHER
	04)	JOHN J. QUICKE	DISCRETIONARY AUTHORITY:
	05)	T. SCOTT AVILA
In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting or any postponement or adjournment thereof.
The Board of Directors recommends that you vote FOR Proposals 2 and 3:

2.	TO APPROVE AN AMENDMENT TO THE COMPANY’S 2007 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED AND RESERVED FOR ISSUANCE THEREUNDER BY 300,000 SHARES.

3.	TO APPROVE AN ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.